UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-24109

EP Private Capital Fund I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EP Private Capital Fund I

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Item 1.	Report to Stockholders

The Semiannual Report to shareholders of EP Private Capital Fund I for the six months ended March 31, 2026, is filed herewith.

EP Private Capital Fund I Semiannual Report | 2026
EP Private Capital Fund I
Semiannual Report — March 31, 2026

EP Private Capital Fund I Semiannual Report | 2026 Important Information
Important Information about this Report and EP Private Capital Fund I
This report is transmitted to the shareholders of EP Private Capital Fund I (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this report is strictly prohibited and may be in violation of law. This report is being provided for informational purposes only.
Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2026. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Liquidity will be provided by the Fund only through limited repurchase offers. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded, and an investor should not expect to be able to sell shares regardless of how the Fund performs.
Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

EP Private Capital Fund I Semiannual Report | 2026 Forward-Looking Statements
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EP Private Capital Fund I Semiannual Report | 2026 Summary of Certain Unaudited Portfolio Characteristics
Summary of Certain Unaudited Portfolio Characteristics
The summary of portfolio characteristics reflected below is as of March 31, 2026:
Portfolio Breakdown1

Top Ten Investments1
Issuer	Asset Type	Fair Value (in millions)	% of Assets
PILATUS CFO 1 LLC	Term Preferred Equity	$15.1	10.3%
Galway Sustainable Capital, Inc.	Senior Secured Term Loan	$14.1	9.6%
MOPAC Issuer, LLC	Senior Secured CFO Debt, Class C Loan	$10.0	6.8%
Carlyle Credit Income Fund	Convertible Preferred Shares	$9.9	6.7%
BP LPI A-1/A-2 LLC (Basepoint)	Senior Secured Note	$9.0	6.1%
Adamas Trust Inc.	Senior Unsecured Note	$6.3	4.3%
ALP CFO 2025, L.P.	Senior Secured CFO Debt, Class M Note	$5.2	3.5%
Ready Capital Corporation	Senior Unsecured Note	$4.8	3.3%
ALP CFO 2025, L.P.	Senior Secured CFO Debt, Class C Note	$4.1	2.8%
Pasadena Private Lending, Inc.	Senior Secured Loan	$3.9	2.7%
Total		$82.4	56.1%
Notes
1
The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of March 31, 2026.

EP Private Capital Fund I Semiannual Report | 2026 Financial Statements March 31, 2026
Financial Statements for the six months ended March 31, 2026 (Unaudited)

EP Private Capital Fund I
Statement of Assets and Liabilities
(Expressed in U.S. dollars)
As of March 31, 2026
(Unaudited)
ASSETS
Investments, at fair value (cost $148,981,511)	$146,990,678
Cash	8,692,676
Interest and dividends receivable	1,631,355
Prepaid expenses	18,075
Total Assets	157,332,784
LIABILITIES
Unfunded loan commitments, at fair value (Note 8)	198,735
Borrowings under credit facility (less unamortized deferred financing costs of $336,961) (Note 6)	39,663,039
Payable for investments purchased	1,084,407
Interest expense payable	445,110
Management fees payable	355,817
Incentive fees payable	127,269
Administration fees payable	127,000
Accrued expenses and other liabilities	33,877
Total Liabilities	42,035,254
COMMITMENTS AND CONTINGENCIES (Note 8)
NET ASSETS applicable to common shares, unlimited shares authorized, 5,646,596 shares issued and outstanding	$115,297,530
NET ASSETS consist of:
Paid in Capital	$114,240,000
Aggregate distributable earnings (losses)	1,057,530
Total Net assets	$115,297,530
Net asset value per share	$20.42
See accompanying notes to the financial statements.

EP Private Capital Fund I
Schedule of Investments
(Expressed in U.S. dollars)
As of March 31, 2026
(Unaudited)
Issuer*	Investment Description(1)(9)	Acquisition Date	Principal Amount/ Quantity	Cost	Fair Value(2)
Investments, At Fair Value – 127.49% of Net Assets
Loans and Notes – 94.64% of Net Assets
United States
Financial Services
Galway Sustainable Capital, Inc.	Senior Secured Term Loan, 8.500%, (due 03/31/2031)(4)(5)(7)(8)	03/18/2026	14,437,400	14,151,281	14,148,652
BP LPI A-1/A-2 LLC (Basepoint)	Senior Secured Note, 8.484%, (1M SOFR+4.750%, due 12/22/2031)(5)(6)(10)	12/18/2025	9,280,859	9,095,236	9,020,995
Adamas Trust Inc.	Senior Unsecured Note, 9.875%, (due 10/01/2030)(4)	08/20/2025	253,542	6,339,019	6,300,519
Ready Capital Corporation	Senior Unsecured Note, 5.500%, (due 12/30/2028)(4)(7)	08/07/2025	6,182,000	5,390,529	4,792,948
Pasadena Private Lending, Inc.	Senior Secured Loan, 14.700%, (3M SOFR+9.750%, due 01/31/2031)(5)(6)(7)(10)	12/18/2025	4,109,500	3,795,071	3,947,175
FS KKR Capital Corp.	Senior Unsecured Note, 6.125%, (due 01/15/2031)(4)(7)	02/24/2026	3,515,000	3,327,195	3,300,241
FS KKR Capital Corporation	Senior Unsecured Note, 6.875%, (due 08/15/2029)(4)(7)	02/27/2026	3,250,000	3,184,051	3,195,833
BP LPI A-1/A-2 LLC (Basepoint)	Senior Secured Note, 13.734%, (1M SOFR+10.000%, due 12/22/2031)(5)(6)(10)	12/18/2025	3,176,065	3,176,065	3,150,657
Ready Capital Corporation	Senior Unsecured Note, 7.375%, (due 07/31/2027)(4)(7)	08/01/2025	2,934,000	2,813,700	2,819,994
Invesco CLO Equity Fund 5, L.P.	Senior Unsecured Note, 9.000%, (due 03/14/2035)(4)(5)(7)	10/01/2025	2,861,879	2,806,931	2,783,464
BCP Investment Corp	Senior Secured Note, 7.750%, (due 10/15/2030)(4)(7)	10/10/2025	2,755,000	2,698,716	2,691,036
Velocity Commercial Capital LLC	Senior Unsecured Note, 9.375%, (due 02/15/2031)(4)(7)	01/28/2026	2,390,000	2,390,000	2,391,249
Arbor Realty SR Inc.	Senior Unsecured Note, 5.000%, (due 12/30/2028)(4)(5)(7)	11/26/2025	2,670,000	2,371,350	2,344,260
Arbor Realty SR Inc.	Senior Unsecured Note, 7.875%, (due 07/15/2030)(4)(7)	01/12/2026	2,317,000	2,125,508	2,143,959
Broadmark Realty Capital Inc.	Senior Unsecured Note, 5.000%, (due 11/15/2026)(4)(7)	09/02/2025	2,079,000	2,018,440	2,019,858
Great Elm Capital Corp.	Senior Unsecured Note, 7.750%, (due 12/31/2030)(4)	09/05/2025	74,857	1,834,371	1,831,751
Blue Owl Technology Finance Corp.	Senior Unsecured Note, 6.125%, (due 01/23/2031)(4)(7)	03/02/2026	1,900,000	1,794,638	1,793,393
Ellington Credit Co.	Senior Unsecured Note, 8.500%, (due 03/30/2031)(4)	03/25/2026	69,280	1,712,887	1,698,746
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.500%, (due 09/04/2030)(4)(5)(7)	09/04/2025	1,790,390	1,655,702	1,600,430
Metropolitan Levered Partners Fund 2025 LP	Senior Secured Loan, 8.200%, (3M SOFR+4.500%, due 12/18/2031)(5)(6)(7)(10)	12/15/2025	1,590,899	1,576,035	1,560,672
Blackstone Private Credit Fund	Senior Unsecured Note, 6.000%, (due 11/22/2034)(4)(7)	03/12/2026	1,370,000	1,278,391	1,281,571
Carlyle Secured Lending Inc.	Senior Unsecured Note, 5.750%, (due 02/15/2031)(4)(7)	03/24/2026	1,250,000	1,175,056	1,181,281
Blue Owl Credit Income Corp.	Senior Unsecured Note, 6.650%, (due 03/15/2031)(4)(7)	03/20/2026	1,020,000	1,004,127	1,006,742
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, (due 12/30/2026)(4)	08/05/2025	37,411	889,012	912,828
Ready Capital Corporation	Senior Unsecured Note, 9.000%, (due 12/15/2029)(4)	08/01/2025	47,698	1,061,712	887,183
ACRES Commercial Realty Corporation	Senior Unsecured Note, 5.750%, (due 08/15/2026)(4)(7)	11/12/2025	784,000	773,569	779,494
Velocity Commercial Capital, LLC	Senior Secured Note, 9.875%, (due 02/15/2029)(4)(7)	08/19/2025	692,000	696,567	694,576
North Haven Private Income Fund LLC	Senior Unsecured Note, 5.750%, (due 02/01/2030)(4)(7)	03/24/2026	640,000	611,999	614,261
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, (due 03/30/2027)(4)	08/05/2025	20,510	461,927	489,369
Sachem Capital Corp.	Senior Unsecured Note, 7.125%, (due 06/30/2027)(4)	08/05/2025	13,033	295,228	307,579
FS KKR Capital Corp.	Senior Unsecured Note, 6.125%, (due 01/15/2030)(4)(7)	03/12/2026	320,000	301,107	304,807
Sachem Capital Corp.	Senior Unsecured Note, 8.000%, (due 09/30/2027)(4)	08/05/2025	7,443	170,942	176,846
Ready Capital Corporation	Senior Unsecured Note, 6.200%, (due 07/30/2026)(4)	08/14/2025	5,088	124,674	128,268
Adamas Trust Inc.	Senior Unsecured Note, 9.125%, (due 04/01/2031)(4)	01/06/2026	4,178	102,459	102,110
Adamas Trust Inc.	Senior Unsecured Note, 9.125%, (due 04/01/2030)(4)	09/19/2025	3,019	72,973	73,362
BSD Capital Inc.	Senior Unsecured Note, 6.312%, (3M SOFR+2.660%, due 10/31/2027)(5)(6)(7)	08/08/2025	68,000	63,154	62,934
Adamas Trust Inc.	Senior Unsecured Note, 9.125%, (due 07/01/2029)(4)	03/20/2026	1,992	48,339	48,802
Oxford Lane Capital Corp.	Senior Unsecured Note, 7.950%, (due 02/29/2032)(4)	08/12/2025	682	17,100	16,798
Financial Services Total				83,405,061	82,604,643
Structured Finance
MOPAC Issuer, LLC	Senior Secured CFO Debt, Class C Loan, 11.810%, (due 12/30/2050)(4)(5)(7)(10)	11/21/2025	10,695,445	10,695,445	9,992,185
ALP CFO 2025, L.P.	Senior Secured CFO Debt, Class M Note, 14.000%, (due 07/15/2037)(4)(5)(7)(8)	07/30/2025	5,054,969	5,054,969	5,168,479
ALP CFO 2025, L.P.	Senior Secured CFO Debt, Class C Note, 12.244%, (due 07/15/2037)(4)(5)(7)	07/31/2025	4,143,000	4,143,000	4,140,583
GCM Grosvenor Credit Secondaries Structured Note 2025, LP	Senior Secured CFO Debt, Class C Note, 11.990%, (3M SOFR+8.000%, due 09/20/2037)(5)(6)(7)(10)	09/22/2025	2,846,900	2,846,900	2,835,474
StepStone Boulder II, L.P.	Senior Secured CFO Debt, Class C Loan, 12.076%, (3M SOFR+8.375%, due 04/03/2041)(5)(6)(7)(10)	03/23/2026	1,498,800	1,498,800	1,498,800
CVC Structured Solutions 2, LLC	Senior Secured CFO Debt, Class C Loan, 12.490%, (US CMT 5Y+8.750%, due 09/03/2040)(5)(6)(7)(10)	09/02/2025	824,495	715,771	826,407
Dawson Portfolio Finance 2026-L6 LLC	Senior Secured Rated Feeder Fund Debt, Class B Loan, 8.860%, (US CMT 3Y 5Y AVG+5.125%, due 05/15/2041)(5)(6)(7)(10)	03/17/2026	781,765	781,765	781,765
Dawson Portfolio Finance 2025-L5 LLC	Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.054%, (US CMT 3Y 5Y AVG+5.500%, due 11/15/2040)(5)(6)(7)(10)	10/08/2025	701,601	701,601	701,601
Ares PBN Finance Co V LLC	Senior Secured CFO Debt, Class C Loan, 12.163%, (3M SOFR+8.500%, due 12/09/2040)(5)(6)(7)(10)	02/02/2026	569,375	569,375	566,016
Structured Finance Total				27,007,626	26,511,310
Loans and Notes Total				110,412,687	109,115,953
See accompanying notes to the financial statements.

EP Private Capital Fund I
Schedule of Investments
(Expressed in U.S. dollars)
As of March 31, 2026
(Unaudited)
Issuer*	Investment Description(1)(9)	Acquisition Date	Principal Amount/ Quantity	Cost	Fair Value(2)
Preferred Stock – 17.85% of Net Assets
United States
Financial Services
Carlyle Credit Income Fund	Convertible Preferred Shares, 7.250%, (due 10/30/2030)(4)(5)(7)	10/27/2025	10,500	9,765,000	9,853,200
Arbor Realty Trust Inc.	Preferred Stock, Series F, 6.250%(4)	08/01/2025	125,701	2,774,655	2,739,025
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.000%, (due 04/20/2031)(4)(5)(7)(8)	10/17/2025	2,100	1,973,222	1,976,625
Oxford Lane Capital Corp.	Term Preferred Equity, 8.250%, (due 03/20/2031)(4)	03/13/2026	79,919	1,964,324	1,962,811
Adamas Trust Inc.	Preferred Stock, Series F, 6.875%(4)	08/27/2025	58,672	1,352,994	1,377,619
Rithm Capital Corp.	Perpetual Preferred Equity, 7.000%(4)	03/18/2026	30,851	754,709	750,605
KKR Real Estate Finance Trust Inc.	Preferred Stock, 6.500%(4)	12/05/2025	33,861	589,509	585,118
Pasadena Private Lending, Inc.	Preferred Stock, Class C-2, 10.000%, (due 12/22/2031)(4)(5)(7)	12/18/2025	11,681	404,834	380,299
National Healthcare Properties, Inc.	Preferred Stock, Series B, 7.125%(4)	08/06/2025	9,953	163,486	185,325
Franklin BSP Realty Trust Inc	Perpetual Preferred Equity, 7.500%(4)	03/20/2026	8,873	172,718	170,805
Adamas Trust Inc.	Preferred Stock, Series M, 11.283%(4)	10/01/2025	6,877	168,780	168,211
Lument Finance Trust, Inc.	Preferred Stock, 7.875%(4)	10/02/2025	7,565	152,351	156,671
Ready Capital Corporation	Preferred Stock, Series E, 6.500%(4)	10/23/2025	10,878	154,720	110,194
Rithm Capital Corp.	Perpetual Preferred Equity, 10.387%, (3M SOFR+6.064%)(6)	03/27/2026	3,958	97,010	97,992
Granite Point Mortgage Trust Inc.	Preferred Stock, 7.000%(4)	03/20/2026	2,379	43,881	43,179
National Healthcare Properties, Inc.	Preferred Stock, 7.375%(4)	11/06/2025	792	14,300	15,048
Sachem Capital Corp.	Preferred Stock, Series A, 7.750%(4)	08/05/2025	301	4,788	5,268
Rithm Property Trust Inc.	Preferred Stock, 9.875%(4)	10/31/2025	133	3,280	3,311
Preferred Stock total				20,554,561	20,581,306
Equity Securities – 1.74% of Net Assets
United States
Financial Services
Oxford Lane Capital Corp.	Common Equity	08/14/2025	171,415	2,234,657	1,676,438
XAI Octagon Floating Rate Alternative Income Trust	Common Equity	03/23/2026	12,480	280,770	214,406
Pasadena Private Lending, Inc.	Common Equity, Class A-2(3)(5)(7)	12/18/2025	11,681	109,130	86,498
Horizon Technology Finance Corporation	Common Equity	09/24/2025	7,184	51,150	30,245
Equity Securities Total				2,675,707	2,007,587
Collateralized Fund Obligation Equity – 13.08% of Net Assets
United States
Structured Finance
PILATUS CFO 1 LLC	Term Preferred Equity (effective yield 23.20%, maturity 3/20/2041)(5)(7)(11)	03/20/2026	15,085,000	15,085,000	15,085,000
Collateralized Fund Obligation Equity Total				15,085,000	15,085,000
Warrants – 0.17% of Net Assets
United States
Financial Services
Pasadena Private Lending, Inc.	Warrants(5)(7)(3)	10/20/2025	27,140	253,556	200,836
Warrants Total				253,556	200,836
Total Investments, At Fair Value				148,981,511	146,990,678
Unfunded Loan Commitments – 0.17% of Net Assets
United States
Financial Services
BP LPI A-1/A-2 LLC (Basepoint)	Senior Secured Note, Unfunded Commitment(5)(6)	12/18/2025	1,468,935	—	(11,751)
BP LPI A-1/A-2 LLC (Basepoint)	Senior Secured Note, Unfunded Commitment(5)(6)	12/18/2025	444,141	—	(12,436)
Pasadena Private Lending, Inc.	Senior Secured Loan, Unfunded Commitment(5)(6)(7)	12/18/2025	4,109,500	—	(162,325)
Financial Services Total				—	(186,512)
Structured Finance
Ares PBN Finance Co V LLC	Senior Secured CFO Debt, Class C Loan, Unfunded Commitment(5)(6)(7)	02/02/2026	2,071,625	—	(12,223)
Structured Finance Total				—	(12,223)
Unfunded Loan Commitments Total				—	(198,735)
Total Investments and Unfunded Loan Commitments, At Fair Value				148,981,511	146,791,943
Net Assets Above (Below) Fair Value of Investment and Unfunded Loan Commitments					$(31,494,413)
Net Assets as of March 31, 2026					$115,297,530

See accompanying notes to the financial statements.

EP Private Capital Fund I
Schedule of Investments
(Expressed in U.S. dollars)
As of March 31, 2026
(Unaudited)
Footnotes to the Schedule of Investments
(*)
Unless otherwise noted, the Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(1)
Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 6 “Revolving Credit Facility” for further discussion.

(2)
Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(3)	Investment is not income producing
(4)	Fixed rate investment.
(5)	Investment is classified as Level III, see Note 3 for further discussion
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)
Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2026, the aggregate fair value of these securities is $111.553 million, or 96.8% of the Fund’s net assets.

(8)
As of March 31, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.

(9)	Country represents the principal country of risk where the investment has exposure.
(10)	This investment has an unfunded commitment as of March 31, 2026.
(11)
Collateralized Fund Obligation equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.

Reference Key:
SOFR	Secured Overnight Financing Rate
US CMT	United States Constant Maturity Treasury Rate
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Operations
(Expressed in U.S. dollars)
For the six months ended March 31, 2026
(Unaudited)
INVESTMENT INCOME
Interest income	$3,225,991
Dividend income	1,393,948
Other income	70,911
Total Investment Income	4,690,850
EXPENSES
Interest expense on credit facility	912,687
Management fees	303,984
Professional fees	167,402
Administration fees	129,562
Incentive fees	127,269
Organizational expenses	50,965
Trustees’ fees	42,600
Other expenses	44,788
Total Expenses	1,779,257
NET INVESTMENT INCOME (LOSS)	2,911,593
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	93,847
Net change in unrealized appreciation (depreciation) on investments	(2,745,197)
Net Realized and Unrealized Gain (Loss)	(2,651,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$260,243
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Changes in Net Assets
(Expressed in U.S. dollars)
For the six months ended March 31, 2026
(Unaudited)
	For the six months ended March 31, 2026	For the period from July 25, 2025 to September 30, 2025
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$2,911,593	$244,522
Net realized (loss) on investments	93,847	(2,864)
Net unrealized appreciation (depreciation) on investments	(2,745,197)	555,629
Total net increase (decrease) in net assets resulting from operations	260,243	797,287
Distributions to shareholders:
Total earnings distributed	(660,000)	—
Total distributions to shareholders	(660,000)	—
Capital share transactions:
Proceeds from common shares issued	74,900,000	40,000,000
Total capital share transactions	74,900,000	40,000,000
Total increase (decrease) in net assets	74,500,243	40,797,287
Net assets at beginning of period	40,797,287	—
Net assets at end of period	$115,297,530	$40,797,287
Capital share activity:
Common shares issued	3,646,596	2,000,000
Total increase (decrease) in capital share activity	3,646,596	2,000,000
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Cash Flows
(Expressed in U.S. dollars)
For the six months ended March 31, 2026
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$260,243
Adjustments to reconcile net increase in net assets
Purchases of investments, net of payable of investments purchased	(140,571,101)
Proceeds from sales of investments, net of receivables for investments sold	40,785,176
Net realized gain on investments	(93,847)
Net change in unrealized depreciation on investments	2,745,197
Net amortization (accretion) of premiums or discounts on investments	(415,082)
Increase in payment in kind	(475,919)
Amortization of deferred financing costs	112,133
Change in assets and liabilities
Increase in prepaid expenses	(18,075)
Increase in interest and dividend receivable	(1,106,776)
Increase in interest expense payable	412,691
Increase in management fees payable	303,983
Increase in incentive fees payable	127,269
Increase in administration fees payable	127,000
Decrease in accrued expenses and other liabilities	(206,203)
Net Cash Used In Operating Activities	(98,013,310)
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	74,900,000
Capital distributions	(660,000)
Increase in Borrowings under Credit Facility	45,000,000
Repayment of Borrowings under Credit Facility	(15,000,000)
Payment for deferred financing costs	(48,346)
Net Cash Provided By Financing Activities	104,191,654
NET INCREASE IN CASH AND CASH EQUIVALENTS	6,178,344
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,514,332
CASH AND CASH EQUIVALENTS, END OF PERIOD	8,692,676
Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$387,864
See accompanying notes to the financial statements.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
1.
ORGANIZATION

EP Private Capital Fund I (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company to offer its shares in private placement transactions. The Fund is managed by Eagle Point Credit Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Adviser seeks to achieve these investment objectives by focusing on proactively sourcing, structuring and investing primarily in debt or preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts, collateralized fund obligations (“CFOs”) and rated feeder funds and similar investment vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Fund may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Fund’s investment objectives. The Fund commenced its operations on July 25, 2025.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the financial statements are measured and presented in U.S. dollars.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.
Operating Segments
The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.
Key financial information used by the CODM to assess the Fund’s performance and make operational decisions, including the Fund’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Fund’s financial statements. Segment assets are reflected as “Total assets” on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the Statement of Operations.
Securities Transactions
The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Cash and Cash Equivalents
The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash and cash equivalents in major financial institutions, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.
Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of March 31, 2026, the Fund held no cash equivalents.
Investment Income Recognition
Interest Income from Investments
Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.
Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the six months ended March 31, 2026, the Fund recorded PIK interest income of $0.476 million.
Investment income from investments in the equity tranche securities of collateralized fund obligations (“CFOs”) and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield of CFO equity and certain other investments at each measurement date and update periodically based on the facts and circumstances known to the Adviser.
Dividend Income
Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Other Income
Other income includes commitment fee income relating to securities paying a commitment fee on unfunded commitments.
Expenses, Offering Cost and Deferred Financing and Issuance Costs
Expense Recognition
Expenses are recorded on the accrual basis of accounting.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Organizational Expenses
Organizational expenses of the Fund are expensed as incurred.
Interest Expense
Interest expense includes amounts due under the Revolving Credit Facility (as defined in Note 6 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.
Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility using the straight-line basis, which approximates the effective interest method, and are reflected in the borrowings under credit facility on the Statement of Assets and Liabilities.
For the six months ended March 31, 2026, the Fund incurred $0.913 million of interest expense, comprised of $0.801 million of interest expense (inclusive of commitment fee) and $0.112 million of amortization of deferred financing costs, which is reflected on the Statement of Operations.
Please refer to Note 6 “Revolving Credit Facility” for further discussion relating to the interest expense due under the Revolving Credit Facility.
Prepaid Expenses
Prepaid expenses consist of insurance premiums.
Federal and Other Taxes
The Fund intends to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.
The Fund has adopted October 31st as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years.
As of March 31, 2026, the Fund’s tax cost for federal income tax purposes was $148.810 million. Accordingly, accumulated net unrealized depreciation on investments held by the Fund was $2.019 million, consisting of $0.829 million gross unrealized appreciation and $2.848 million gross unrealized depreciation.
Distributions to Shareholders
The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. For the six months ended March 31, 2026, the Fund made distributions to the shareholders of $0.660 million, or $0.16 per share.
3.
VALUATION OF INVESTMENTS

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value, which

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.
Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.
The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:
▪
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

▪
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical assets or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

▪
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.
An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Fair Value Measurement
The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2026:
Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Investments at Fair Value
Loans and Notes	$12.974	$31.011	$65.131	$109.116
Preferred Equity	$8.371	$—	$12.210	$20.581
Common Equity	$1.922	$—	$0.086	$2.008
Collateralized Fund Obligation Equity	$—	$—	$15.085	$15.085
Warrants	$—	$—	$0.201	$0.201
Total	$23.267	$31.011	$92.713	$146.991
Significant Unobservable Inputs
The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2026:
	Quantitative Information about Level III Fair Value Measurements
Investments	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
Equity Securities	$0.086	Waterfall, Guideline Public Company	Share Price	7.41
Loans and Notes	$47.101	Discounted Cash Flow	Discount Rate	8.39% - 14.24% / 11.76%
Loans and Notes	1.600	Discounted Cash Flow, Monte Carlo Simulation	Discount Rate Volatility NAV per share Share Price Dividend Rate Time to Expiry Risk Free Rate	11.35% 30.00% $6.98 $4.30 $0.17 4.40 4.06%
Preferred Stock	1.977	Discounted Cash Flow	Discount Rate	17.77%
Preferred Stock	0.380	FINCAD Convertible Model	Discount Rate Volatility Share Price Time to Expiry Risk Free Rate	18.71% 40.00% $7.41 5.73 years 3.99%
Preferred Stock	9.853	Discounted Cash Flow, Monte Carlo Simulation	Discount Rate Volatility Share Price Time to Expiry Risk Free Rate	18.71% 40.00% $7.41 5.73 3.99%
Warrants	0.201	Waterfall, Guideline Public Company	Share Price	$7.41
Total Fair Value of Level III Investments(2)	$61.199

(1)
Weighted average calculations are based on the fair value of investments. A range not shown where only one position is included in the category.

(2)
Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.
Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:
▪
Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

Certain of the Fund’s Level III investments have been valued using unadjusted unobservable inputs that have not been internally developed by the Adviser, including recent transactions. As a result, investments with fair value of $31.514 million have been excluded from the preceding table.
Change in Investments Classified as Level III
The following table includes additional information pertaining to financial instruments classified within Level III for the six months ended March 31, 2026:
Change in Investments Classified as Level III (in millions)
Investments at Fair Value	Loans and Notes	Preferred Stock	Equity Securities	CFO Equity	Warrants	Total
Balance as of September 30, 2025	21.720	—	—	—	—	21.720
Purchases of investments	60.976	12.143	0.109	15.085	0.254	88.567
Proceeds from sales or maturities of investments	(16.933)	—	—	—	—	(16.933)
Net amortization (accretion) of premiums of discounts on investments	0.115	—	—	—	—	0.115
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.747)	0.067	(0.023)	—	(0.053)	(0.756)
Balance as of March 31, 2026	65.131	12.210	0.086	15.085	0.201	92.713
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	(0.931)	0.067	(0.023)	—	(0.053)	(0.940)
The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.
Fair Value — Valuation Techniques and Inputs
The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.
Exchange-Traded Investments
Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Investments Not Listed on an Exchange
For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are categorized by the Adviser as Level II investments within the fair value hierarchy.
In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided by the valuation agent. Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.
Investment Risk Factors and Concentration of Investments
The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities
Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.
Subordinated Securities Risk
Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Fund expects to acquire, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.
High Yield Investment Risk
Certain investments that the Fund acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Payment-In-Kind and Original Issue Discount
To the extent that the Fund invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.
Leverage Risk
The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.
Credit Risk
The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.
Key Personnel Risk
The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.
Conflicts of Interest Risk
The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.
Risks of Default on Underlying Assets
A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.
Prepayment Risk
Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.
Liquidity Risk
Generally, there is no public market for many of the investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
Incentive Fee Risk
The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.
Fair Valuation of the Fund’s Portfolio Investments
Generally, there is no public market for many of the investments the Fund targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.
Synthetic Investments Risk
The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed rate or floating rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.
Currency Risk
Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.
Interest Rate Risk
Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.
Income from the Fund’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate. In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.
An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.
Refinancing Risk
If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.
Tax Risk
If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.
Counterparty Risk
The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.
Non-U.S. Investing Risk
Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Funds and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).
Foreign Investing Risk
The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Illiquid Shares Risk
The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. The Fund has adopted a fundamental policy that, commencing after the expiration of the commitment period for initial capital commitments, the Fund will offer to repurchase shares from shareholders quarterly in an amount equal to 12.5% of the Fund’s net asset value calculated as of the prior calendar quarter-end; provided that no repurchase amount shall exceed the net asset value of the Fund on the applicable repurchase date.
4.
RELATED PARTY TRANSACTIONS

Investment Advisory Agreement
On July 9, 2025, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective the date on which the SEC declared the Fund’s registration statement effective, the Fund became subject to a management fee and an incentive fee for the Adviser’s services.
Management Fee
The management fee is calculated and payable quarterly at an annual rate of the Fund’s net assets per the below schedule:

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
▪
0.75% if the Fund’s net assets are less than $350 million

▪
0.675% if the Fund’s net assets are $350 million or greater

The Fund was charged aggregate management fees of $0.304 million for the six months ended March 31, 2026, with management fees of $0.356 million payable to the Adviser as of March 31, 2026.
Incentive Fee
The incentive fee is calculated and payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 2 % per quarter (8% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the administration agreement to Eagle Point Administration LLC (the “Administrator”), and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee). No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized.
The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:
1.
No incentive fee if PNII does not exceed the hurdle rate of 2.00%;

2.
100% of PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than the “catch-up”;

3.
An allocation of PNII exceeding the “catch-up” as described below:

a.
6.00% of PNII if Fund’s net assets are less than $350 million

b.
5.40% of PNII if Fund’s net assets are $350 million or greater

For the six months ended March 31, 2026, the Fund incurred incentive fees of $0.127 million, of which $0.127 million was payable as of March 31, 2026.
Administration Agreement
On July 9, 2025, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.
The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.
Certain accounting and other administrative services were delegated by the Administrator to Harmonic Fund Services (the “Sub-Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.
For the six months ended March 31, 2026, the Fund was charged a total of $0.130 million in administration fees consisting of $0.070 and 0.060 million, relating to services provided by the Administrator and Sub-Administrator, respectively, which are included in the Statement of Operations and, of which $0.127 million was payable as of March 31, 2026.
Expense Limitation and Reimbursement Agreement
The Fund and the Adviser have entered into an Expense Limitation Agreement (“ELA”), which shall continue in existence unless terminated pursuant to the terms thereof. Pursuant to the ELA, the Adviser will pay, directly or indirectly, Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to cap ordinary operating expenses of the Fund (excluding the management fee, the incentive fee, organizational expenses, fees associated with leverage (such as interest/dividend payments and other fees on borrowings and preferred shares), registration and other regulatory fees, taxes, and extraordinary expenses (as determined in the sole discretion of the Adviser), per annum of the Fund’s average net assets, as measured at the end of each fiscal year, as follows:
Average Net Assets	Ordinary Operating Expenses Cap
Less than $100 million	0.80%
$100 million up to $300 million	0.50%
$300 million and greater	0.40%
For the six months ended March 31, 2026, the Adviser did not provide any expense support under the ELA.
Board of Trustees
The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the supervision of the overall business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.
For the six months ended March 31, 2026, the Fund incurred $0.043 million in trustees’ compensation, which is recorded on the Statement of Operations. As of March 31, 2026, trustees’ fees payable totaled $0.064 million, inclusive of unpaid amounts accrued during the period ended September 30, 2025.
Co-Investment Exemptive Relief
On June 17, 2025, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other funds and accounts managed by the Adviser, or its affiliates, subject to certain conditions.
5.
SHAREHOLDERS’ EQUITY

As of March 31, 2026, there was one holder of the Fund’s common shares.
The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share.

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
As of March 31, 2026, there were 5,646,596 common shares issued and outstanding.
6.
REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.
On August 28, 2025, the Fund entered into a loan and security agreement with City National Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility is collateralized by all investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the Revolving Credit Facility, the Fund may borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which was $60.0 million as of March 31, 2026, and (b) the “borrowing base”, calculated as varying percentages of the fair value of eligible Fund investments. Borrowings under the Revolving Credit Facility bear interest at Term Secured Overnight Financing Rate (“SOFR”), plus a spread. The Fund is required to pay a commitment fee on the unused portion of the Revolving Credit Facility.
For the six months ended March 31, 2026, the Fund had an average outstanding borrowing balance of $23.148 million and an average interest rate of 6.37%. The interest expense, inclusive of the commitment fee, on the Revolving Credit Facility for the same period was $0.801 million and is recorded in the Statement of Operations.
As of March 31, 2026, the Fund’s outstanding borrowing amount was $40.000 million, which is presented net of unamortized deferred financing costs of $0.337 million on the Statement of Assets and Liabilities.
See Note 7 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.
7.
ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.
With respect to senior securities that are equity, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.
With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.
If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing preferred shares and may be prohibited from

EP Private Capital Fund I
Notes to Financial Statements
March 31, 2026
declaring certain distributions to shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage.
The following table summarizes the Fund’s asset coverage with respect to its Revolving Credit Facility:
Presented in millions	As of March 31, 2026	As of September 30, 2025
Total assets	$157.33	$50.75
Less liabilities and indebtedness not represented by senior securities	(2.25)	(0.35)
Net total assets and liabilities	$155.09	$50.40
Revolving Credit Facility(1)	$40.00	$10.00
Asset coverage of Revolving Credit Facility(2)	388%	504%

(1)
Amounts are based on outstanding principal balance as of date represented.

(2)
The asset coverage ratio of Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

8.
COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities. As of March 31, 2026, total unfunded commitments from these facilities and investments were $43.658 million. As of March 31, 2026, the Fund recorded net unrealized depreciation on unfunded loan commitments totaling $0.199 million.
9.
INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.
10. SUBSEQUENT EVENTS
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 28, 2026 the date these financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the financial statements and related notes through this date.

EP Private Capital Fund I
Financial Highlights
March 31, 2026
(Unaudited)
Per Share Data	For the six months ended March 31, 2026	For the period from July 25, 2025 (Commencement of Operations) through September 30, 2025
Net asset value at beginning of period	$20.40	$20.00
Net investment income(1)	0.83	0.14
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(2)	(0.65)	0.26
Net income (loss) and net increase (decrease) in net assets resulting from operations(1)	0.18	0.40
Distributions to shareholders from net investment income(3)	(0.16)	—
Distributions to shareholders from net realized gains on investments(3)	—	—
Distributions to shareholders from tax return of capital(3)	—	—
Total distributions declared to shareholders(3)	(0.16)	—
Net asset value at end of period	$20.42	$20.40
Total net asset value return(4)	0.88%	1.99%
Shares outstanding at end of period	5,646,596	2,000,000
Ratios and Supplemental Data:
Net asset value at end of period	$115,297,530	$40,797,287
Ratio of expenses, before fee waivers, to average net assets(5)(6)	3.43%	3.74%
Ratio of expenses, after fee waivers, to average net assets(5)(6)	3.43%	3.74%
Ratio of net investment income to average net assets(5)(6)	6.30%	11.50%
Portfolio turnover rate(7)	41.93%	2.60%
Asset coverage for Revolving Credit Facility	388%	504%
Revolving Credit Facility:
Principal amount outstanding at end of period	$40,000,000	$10,000,000
Asset coverage per $1,000 at end of period(8)	$3,877	$5,040

(1)
Per share amounts are based on weighted average of shares outstanding for the period.

(2)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)
The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.

(4)
Total return for the period ended September 30, 2025 is not annualized.

(5)
Ratios for the six months ended March 31, 2026 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser (if any). Please refer to Note 4 “Related Party Transactions” for further discussion relating to the fee waivers by the Adviser.

(6)
Ratios for the period ended September 30, 2025, and the six months ended March 31, 2026 include interest expense on the credit facility of 0.11%, and 0.94% of average net assets, respectively.

(7)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

(8)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

EP Private Capital Fund I
Supplemental Information
Supplemental Data
Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s financial statements as of and for the dates noted.
Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit
For the period ended March 31, 2026
Revolving Credit Facility (City National Bank)	$40,000,000	$3,877	N/A

(1)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

EP Private Capital Fund I Semiannual Report | 2026
End of Semiannual Report. Back Cover Follows.

EP Private Capital Fund I

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 900 5833

Investment Adviser

© 2026. Eagle Point Credit Management LLC. All Rights Reserved.
Eagle Point and *Eagle Point Credit* are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to the registrant’s portfolio managers.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EP PRIVATE CAPITAL FUND I

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 29, 2026

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	May 29, 2026